Information Architects Management Has Canceled 592,000,000 Shares Herein Listed

Press Release

Source: Information Architects

On Wednesday July 8, 2009, 9:28 am EDT

Information Architects Corp. (Pinksheets: IACH - News) announced today as a part of the company cleanup it has canceled the herein 592,000,000 listed common shares.

William Craig, ACEO, stated that the majority of these shares are from past acquisitions that have been reversed or canceled

Porrazzo Asia 10 South Grove Turbridge Wells England Uk TN11UR 13,000,000 IAC1002

Agrisonics 10 South Grove Turbridge Wells England Uk TN1 1 UR 14,000,000 IAC1003

Michael Porrazzo 10 South Grove Turbridge Wells England Uk TN1 1 UR 20,000,000 IAC1 004

Michael Porrazzo 10 South Grove Turbridge Wells England Uk TN1 1 UR 1,000,000 IAC1005

Trust In One 10 South Grove Turbridge Wells England Uk TN1 1 UR 14,000,000 IAC1006

Settlements of MP 10 South Grove Turbridge Wells England Uk TN1 1 UR 10,000,000 IAC1007

PST 10 South Grove Turbridge Wells England Uk TN1 1 UR 9,000,000 IAC1008

Jeff Posner, Esq., In Trust for Michael Porrazzo 10 South Grove Turbridge Wells England Uk TN1 1UR 1,000,000 IAC1009

Aris Porrazzo 10 South Grove Turbridge Wells England Uk TN1 1 UR 425,000 IAC101O

Tatiana Sandor 10 South Grove Turbridge Wells England Uk TN1 1 UR 275,000 IAC1011

Alandra Porrazzo 10 South Grove Turbrldge Wells England Uk TN1 1 UR 425,000 IAC1012

Romeo Flavarko 10 South Grove Turbridge Wells England Uk TN1 1UR 100,000 IAC1013

Dome Bennallack and/or f3,oy Bennallack and/or assigns 10 South Grove Turbridge Wells England Uk TN1 1UR 525,000 IAC1014

David Porrazzo Family 10 South Grove Turbridge Wells England Uk TN1 1 UR 275,000 IAC1015 ,

Deon Estus 10 South Grove Turbridge Wells England Uk TN1 1 UR 100,000 IAC1016

Floyd WiedrIch 11110 South Grove Turbridge Wells England Uk TN1 1 UR 100,000 IAC1017

Mathew and Ingeborg Sandor 10 South Grove Turbridge Wells England Uk TN1 1 UR 275,000 IAC1018

Eric Kahan 10 South Grove Turbridge Wells England Uk TN1 1 UR 75,000 IAC1019

Tanmayo Brown 10 South Grove Turbndge Wells England Uk TN11 UR 50,000 IAC1020

Ronney Aden 10 South Grove Turbridge Wells England Uk TN1 1 UR 100,000 IAC1021

Pastor Perry and/or Christ of the Rock Church 10 South Grove Turbridge Wells England Uk TN1 1 UR 400,000 IAC1 022

Mark Wirsing 10 South Grove Turbrjdge Wells England Uk TN11UR 300,000 IAC1023

Pastor Tom Barnett and/or Pheonix First Assembly of God 10 South Grove Turbridge Wells England Uk TN1 1 UR 200,000 IAC1024

Pastor Bokin and/or Church of All Nations Boca Raton 10 South Grove Turbridge Wells England Uk TN1 1UR 100,000 IAC1025

Pastor Bob Weiner 10 South Grove Turbridge Wells England Uk TN1 1 UR 200.000 IAC1026

Vaugn Johnson, CPA 10 South Grove Turbridge Wells England Uk TN1 1UR 100,000 IAC1027

John Gibbon 10 South Grove Turbridge Wells England Uk TN1 1 UR 300,000 IAC1028

Tim Cabot 10 South Grove Turbridge Wells England Uk TN11UR 100,000 IAC1029

Kelly Richards 10 South Grove Turbridge Wells England Uk TN1 1UR 25,000 IAC1030

Robert and Anna Gamer 10 South Grove Turbridge Wells England Uk TN11UR 500,000 IAC1031

Steve Schepp 10 South Grove Turbridge Wells England Uk TN1 1 UR 25,000 IAC1032

Sun and/or Allen Lundel 10 South Grove Turbridge Wells England Uk TN1 1 UR 100,000 IAC1033

Alexander Schacter, Esq. 10 South Grove Turbndge Wells England Uk TN1 1 UR 100,000 IAC1034

Edward Swoboda 10 South Grove Turbridge Wells England Uk TN 1 1 U R 500,000 IAC1035

Adam Bielan 10 South Grove Turbridge Wells England Uk TN1 1 UR 25,000 IAC1036

Gloria Richeson 10 South Grove Turbridge Wells England Uk TN1 1 UR 100,000 IAC1037

Guy Chambers, Esq 10 South Grove Turbridge Wells England Uk TN11UR 100,000 lAC1038

Abinash Parita 10 South Grove Turbridge Wells England Uk TN1 1 UR 50,000 IAC1039

Wacyf Ghali 10 South Grove Turbridge Wells England Uk TN11UR 50,000 IAC1040

Chain Reactions, Inc 10 South Grove Turbridge Wells England Uk TN11UR 12,000,000 lAC1041

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 7,.000,000 IAC1140

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 7,000,000 lAC 1141

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 3,500,000 IAC1142

Oil Energy Corporation 801 Ch-Salnt Louis Ed Bureau 200 Quebec Quebec, Canada 500,000 IAC1143

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 5,000,000 IAC1144

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec. Canada 1,000,000 IAC1145

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 1,000,000 IAC1146

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 1,000,000 lAC 1147

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 1,000,000 IAC1148

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 1,000,000 lAC 1149

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 1,000,000 IAC1150

Gregory Bartko 3475 Lenox Rd #400 Atlanta Georgia, 30326~3229 500,000 lAC

Todd Morgan 41728 N Moss Springs Anthem, Arizona, 85086-1095 8,500,000 lAC

Pioneer LLC (Todd Morgan) 3993 Howard Hughes Pkwy #630 Las Vegas, NV 89169-675035,000,000 IAC

Wright Industries, lnc Church Farm House Chiltenham Glostershire, UK Gl51VE 20,000,000 IAC961

Power Shares Inc. Church Farm House Chaltenham Glostershire, UK GL5 1VE 10,000,000 IAC962

Primeland Corp Church Farm House Chiltenham Glostershire, UK GLS 1VE 15,000,000 IAC963

Packard Industries Inc. Church Farm House Chiltenham GIostershire. UK Gl5 1VE 15, 000,000 IAC964

Frank L TD Inc. Church Farm House Chi/tenham G1ostershire, UK GL5 1 VE 20.000.000 lAC965

C. R. Shares Inc Church Farm House Chiltenham Glostershire, UK GL51VE 20,000,000 lAC966

Oil Energy Corporation 601 Ch-Saint Louis Ed Bureau 200 Quebec Quebec. Canada 50,000,000 IAC948

Oil Energy Corporation 801 Ch-Saint Louis Ed Bureau 200 Quebec Quebec, Canada 14,000,000 lAG1138

Oil Energy Corporation 801 Ch--Saint Louis Ed Bureau 200 Quebec Quebec, Canada 7,000,000 IAC1139

International Funding Group Trust GP Grande Tower 55, Soi Sukumvit 23 Sukhumvit Road Bangkok 10110 10,000,000 IAC970

IFGT Mining & Minerals GP Grande Tower 55, Soi Sukumvit 23 Sukhumvit Road Bangkok 1011010,000,000 lAC971

IFGT Water and Purification GP Grande Tower 55. Soi Sukumvrt 23 Sukhumvit Road Bangkok 1011010.000,000 IAC972

IFGT Pharmaceuticals Manufacturing & Distribution GP Grande Tower 55, Soi Sukumvlt 23 SUkhumvit Road Bangkok 10110 10,000,000 IAC973

IFGT Pharmacies GP Grande Tower 55, Soi Sukumvit 23 Sukhumvft Road Bangkok 10110 10,000,000 IAC974

IFGT World Hunger Distribution GP Grande Tower 55, Soi Sukumvit 23 Sukhumvit Road Bangkok 10110 10,000,000 IAC975

IFGT Power Plants and Resources GP Grande Tower 55, Soi Sukumvit 23 Sukhumvit Road Bangkok 10110 10,000,000 IAC976

IFGT Idaho Brain Tumor & Isgtope Center GP Grande Tower 55, Soa Sukumvit 23 Sukhumvit Road Bangkok 10110 10,000,000 IAC977

IFGT Energy & Fuel Distribution GP Grande Tower 55. SOi Sukumvit 23 Sukhumvit Road Bangkok 10110 10,000,000 IAC978

IFGT Humanitarian GP Gran ~ Tower 55, Soi Sukumvit 23 Sukhumvit Road Bangkok 10110 10,000,000 IAC979

Synergistic Media, LLC 4 Ferndale Court 64 Westcombe PaTio:: Road London UK SE3 7QU 20.000,000 lAC980

Moddha International, Inc 4 Ferndale Court 64 Westcombe Park Road London UK SE3 7QU 20,000,000 C981

Moddha Interactive, Inc 4 Ferndale Court 64 Westcombe Park Road London UK SE3 7QU 20,000,000 IAC982

Veronika Sandor 4 Ferndale Court 64 Westoombe Park Road London UK SE3 IQU 20,000,000 1AC983

Corona Intemational4 Ferndale Court 64 Westcombe Park Road London UK SE3 'IQU 2,950,000 IAC984

Moddha Music 4 Ferndale Court 64 Westcombe Park Road London UK SE3 7QU 10,000.000 IAC985

Rolf and Nicole Sandor 4 Ferndale Court 64 Westcombe Park Road London UK SE3 70U 200,000 IAC986

Eric and Erne Sandor 4 Ferndale Court 64 Westcombe Park Road London UK SE3 7QU 200,000 IAC967

Matthew and Ana I Sandor 4 Ferndale Court 64 Wesfcombe Park Road London UK SE3 70U 200,000 1AC988

Julia and Miguel Gonzales 4 Ferndale Court 64 Westcombe Park Road london UK SE3 7QU 200,000 IAC 989

David and Grace Stewart 4 Ferndale Court 64 Westcombe Park Road London UK SE3 7QU  200,000 IAC990

Cynthia and Parker Gales Noel 4 Ferndale Court 64 Westcombe Park Road London UK SE3 7QU 200,000 IAC991,

Jedd Dunes 4 Ferndale Court 64 Westcombe Park. Road London UK SE3 70U 50,000 IAC992

Todd TooIes 4 Ferndale Court 64 Westcombe Park Road london UK SE3 7QU 50,000 lAC993

Slvia And Damon Delcoro 4 Ferndale Court 64 Westcombe Park Road London UK SE3 7QU 20.000 IAC994

Herb Cohen 4 Ferndale Court 64 Westcombe Park Road london UK SE3 7QU 30,000 lAC995

Rae Jinnah 4 Ferndale Court 64 Westcombe Park Road London UK SEa 7QU 100,000 1AC996

Kiki Sandor 4 Femdale Court 64 Westcombe Park Road London UK SE3 7QU 100.000 1AC997

Harriet and Jim Perkins 4 Ferndale Court 64 Westcombe Park Road london UK SE;S 7QU 200,000 IAC998

Sandy and Galen Pinkham 4 Ferndale Court 64 VVestcombe Park Road London UK SE3 700 200,000 IAC999

Breath of Life Foundation 4 Ferndale Court 64 Westcombe Park Road London UK SE3 70U 100.000 IAC1000

Tatiana's Adventures lnc 4 Ferndale Court 64 Westcombe Park Road London UK SE3 7QU 5,000,000 IAC1001

"Forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 may be included in this news release. These statements relate to future events or our future financial performance. These statements are only predictions and may differ materially from actual future results or events. Information Architects Corporation disclaims any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. There are important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to risks associated with changes in general economic and business conditions (including in the information technology and financial information industry), actions of our competitors, the extent to which we are able to develop new services and markets for our services, the time and expense involved in such development activities, the level of demand and market acceptance of our services, changes in our business strategies, and the purchasing activity or lack thereof by registered web mall members.

Contact:

Contact:
William Craig
954 358 7099